UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2011

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9466	13-3216325

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1271 Avenue of the Americas

New York, New York

10020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        Regulation FD Disclosure.

As previously disclosed, on September 15, 2008, Lehman Brothers Holdings Inc. (the “Registrant”) filed a voluntary petition for relief under chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) in a jointly administered case named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555 (the “Chapter 11 Case”). As further disclosed previously, certain of the Registrant’s subsidiaries (collectively with the Registrant, the “Debtors”) have also each filed a case under chapter 11 of the Bankruptcy Code. The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure and the Debtors continue to operate as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On September 1, 2011, the Debtors filed with the Court their third amended chapter 11 plan (the “Third Amended Plan”) and a disclosure statement for the Third Amended Plan (the “Disclosure Statement”).

On September 1, 2011, the Court entered an order (the “Disclosure Statement Order”) approving the Disclosure Statement as containing adequate information of a kind and in sufficient detail to enable a hypothetical creditor to make an informed judgment whether to accept or reject the Third Amended Plan. Pursuant to the Disclosure Statement Order, the Debtors were authorized to begin solicitation of acceptances of the Third Amended Plan in accordance with section 1125 of the Bankruptcy Code.

On October 25, 2011, the Debtors filed with the Court a supplement (the “Plan Supplement”) to the Third Amended Plan. The Plan Supplement includes various documents related to the Third Amended Plan and referenced therein. The discussion of the Plan Supplement herein is a summary and is qualified in its entirety by the Plan Supplement attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Plan Supplement includes, among other things, (i) forms of revised certificates of incorporation and by-laws for certain Debtors pursuant to Section 7.7 of the Third Amended Plan; (ii) schedules of executory contracts and unexpired leases to be assumed by Debtors pursuant to Section 11.1 of the Third Amended Plan; (iii) a plan trust agreement; (iv) a form of Debtor allocation agreement; (v) copies of settlement agreements among Debtors and non-controlled affiliates pursuant to Section 6.5(b)(vi) of the Third Amended Plan; (vi) copies of settlement agreements among Debtors and other creditors pursuant to Section 6.5(j) of the Third Amended Plan; (vii) an amendment to the Third Amended Plan; (viii) updated recovery analyses for Structured Assets Securities Corporation and Lehman Brothers Commercial Corporation; (ix) a schedule of claims by Debtor-controlled entities; (x) reconciliation of the ownership and rights of various Debtors and affiliates with respect to certain assets; and (xi) list of Debtors and Debtor-controlled entities to be dissolved or merged pursuant to the Third Amended Plan. All information contained in the Plan Supplement is subject to change, and the Debtors reserve the right to alter, amend, update, supplement, or modify the Plan Supplement.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Registrant’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Registrant believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Registrant may not realize its expectations and its beliefs may not prove correct. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Registrant’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Registrant’s control. Such factors include, without limitation: (i) the ability of the Registrant to develop, prosecute, confirm, and consummate any plan of reorganization or liquidation with respect to the Chapter 11 Case; (ii) the Registrant’s ability to obtain Court approval with respect to motions in the Chapter 11 Case; (iii) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; and (iv) the potential adverse impact of the Chapter 11 Case on the Registrant’s liquidity or results of operations. This list is not intended to be exhaustive.

The Registrant’s informational filings with the Court are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. Such informational filings may be available electronically, for a fee, through the Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Registrant’s Court-approved noticing agent (www.lehman-docket.com).

ITEM 9.01        Financial Statements and Exhibits.

(d)	Exhibit

99.1	Plan Supplement to the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization, dated September 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: October 28, 2011	By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Plan Supplement to the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization, dated September 1, 2011.